Intangible assets	6 Months Ended
Jun. 30, 2025
Intangible assets and goodwill [abstract]
Intangible assets	Intangible assets and goodwill

(in thousands USD)	Note	Customer contracts	Other intangible assets	Total intangible assets	Goodwill
At January 1, 2025
Cost	-	17,104	5,807	22,911	—
Depreciation	-	(4,025)	(2,699)	(6,724)	—
Net carrying amount		13,079	3,108	16,187	—

Acquisitions	-	1,343	—	1,343	—
Acquisitions through business combinations	24	396	—	396	172,350
Depreciation charges	-	(788)	(814)	(1,602)	—
Translation differences	-	—	351	351	—
Balance at June 30, 2025		14,030	2,645	16,675	172,350

At June 30, 2025
Cost	-	18,843	6,498	25,341	172,350
Depreciation & impairment losses	-	(4,813)	(3,853)	(8,666)	—
Net carrying amount		14,030	2,645	16,675	172,350
In connection with the acquisition in 2022 of the remaining 50% in TI Asia and TI Africa, a part of the price paid was related to an intangible asset (customer contracts with NOC for the service part, i.e. recharge of opex, maintenance and crew). Management estimated the fair value of the intangible asset related to the service component of the NOC contract, resulting in a value of $16.6 million at May 31, 2022. This amount will be depreciated till the end of the contractual service, or until July 21, 2032 and September 21, 2032 respectively.
The goodwill recognized relates to the acquisition of Golden Ocean Group Ltd. (see Note 24). The recognition of goodwill reflects management’s strong confidence in the long-term prospects of the dry bulk market and the expected growth of the business segment. The resulting goodwill is recognized on the statement of financial position and will be subject to annual impairment testing in accordance with applicable accounting standards. As of June 30, 2025, the assessment did not identify any impairment indicators.